                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4058

                              THE KOREA FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       6/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

The Korea Fund, Inc.

Annual Report to Stockholders

June 30, 2004

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment in Korean securities

Investment Characteristics

• investments in a broad spectrum of Korean industries

• closed-end investment company

• first United States investment company authorized to invest in Korean securities

• a vehicle for international diversification through participation in the Korean economy

• a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheKoreaFund.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank, N.A. - Seoul office

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - KF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Directors and Officers

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Manager John Lee discusses The Korea Fund's strategy and the market environment during the 12-month period ended June 30, 2004.

Q: How did Korea's stock market perform during the annual period?

A: Stocks in Korea performed well over the full year. Like other world markets, Korea was boosted by the powerful combination of stronger global growth, rising consumption in China and investors' preference for higher-risk asset classes such as emerging-markets equities. Since March, however, a number of factors have conspired to drive Korean stocks lower. First, the market was affected by fears that central banks in both the United States and China - two of Korea's most important trading partners - would take steps to curb inflation (and by extension, economic growth) in their respective countries. Second, domestic consumption in Korea remains sluggish. And third, the strength in oil and gas prices is seen as a distinct negative for Korea, given that the country relies on imports to meet its energy needs. Despite the downturn these factors helped bring about late in the period, the KOSPI (the fund's benchmark) nonetheless posted a gain of 21.67% (in US dollars) for the 12-month reporting period.1

1 KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this time?

A: For the year ended June 30, 2004, the net asset value (NAV) total return of The Korea Fund was 24.15%. Its share price - quoted on the New York Stock Exchange - returned 27.66%, outpacing the KOSPI by a good margin. (Please see page 12 for the fund's standardized performance as of June 30, 2004.)

Q: What factors helped and hurt performance?

A: The fund was helped by its substantial position in smaller companies. As of June 30, roughly a quarter of the portfolio was invested in companies with market capitalizations of less than $1 billion. Since small caps outperformed the broader market during the full period, the fund's substantial overweight in this area was a positive. However, the large weighting in small caps proved to be a detractor amid the market weakness of the second calendar quarter.

On an individual-company basis, performance was helped by the fund's overweight positions in Hankook Tire Co., Ltd. and SK Telecom Co., Ltd., both of which outperformed the broader market by a substantial margin. On the negative side, the fund's underweight position in Samsung Electronics Co., Ltd. was a detractor. Since Samsung Electronics Co., Ltd. makes up almost 30% of the Korean market, we are compelled to hold an underweight in the stock in order to manage risk and maintain appropriate portfolio diversification. When the stock performs well, as it did during the past year, there will be a negative impact on the fund's relative performance.

Q: How is the portfolio positioned?

A: The most notable aspect of the fund's positioning is its continued overweight in smaller companies. Since Korea's market is dominated by foreign institutions, the primary focus of the global research community is on large-cap stocks such as Samsung Electronics Co., Ltd. and SK Telecom Co., Ltd. Conversely, many smaller companies have only limited research coverage. We therefore believe the best opportunity for us to add value is to use our research capabilities and heavy presence "on the ground" in Korea to find companies that don't yet have a following but that we believe will move on to the radar screens of foreign institutions in the years ahead. In our opinion, this area of the market has proven to be fertile ground for finding attractively valued, fast-growing companies: The price-to-earnings-to-growth rate ratio, or P/E-to-growth ratio, for small caps (as a group) is 0.6, compared with 1.2 for large-cap stocks. While investing in smaller companies can be risky and past performance is no guarantee of future results, as we saw during the second quarter, it is important to keep in mind that 15 years ago, SK Telecom Co, Ltd. - which now has the fourth-largest position in The Korea Fund - was virtually unknown to global institutional investors.

Outside of small caps, we remain focused on the fast-growing industries such as technology, telecommunications and financials. Samsung Electronics Co., Ltd. continued to be the fund's number one holding. The company continued to build its brand image and expand its market share, yet in our view it remains reasonably valued. Samsung Electronics Co., Ltd. has become a fully integrated company, meaning that it makes many of the components that go into the products it sells. This is a significant positive for profit margins, which are at record highs in virtually all aspects of its business. In June, we met with the company's chairman, H. S. Lee. He noted that although the investment community views companies such as Nokia and Motorola as competitors to Samsung Electronics Co., Ltd., they are in fact clients because Samsung's position across the entire supply chain means that it makes many of the components used in these companies' products. This is a key point that helps demonstrate the growing presence of Samsung Electronics Co., Ltd. within the global technology industry.

During the past year, SK Telecom Co., Ltd. has been hurt by corporate scandals and by concerns that the company would lose market share once customers gained the ability to switch providers without switching their phone numbers. This concern proved to be unfounded, however, as SK Telecom Co., Ltd. actually gained share following this change. We believe the stock represents a value at this level, and we are confident that the company's new management team will prove both effective and shareholder-friendly.

Q: Are you still optimistic on the long-term outlook for Korea?

A: In our view, the market weakness of the past three months represents a buying opportunity for long-term investors such as ourselves. Korea's market tends to be dominated by foreign investors: in fact, a full 40% of its trading volume is generated by institutions located outside of the country's borders. These investors tend to overreact to negative news, and we believe the most recent market downturn reflects this phenomenon. As a result, we have been adding to some of the holdings in which we have the highest level of conviction. The reasons for our continued optimism at a time of worldwide market weakness are simple. First, Korea is expected to register gross domestic product growth of 5% in 2004 - hardly a significant slowdown. Second, the push for ongoing improvements in corporate governance and shareholder rights continues unabated. And third, we continue to find a wealth of fast-growing, reasonably valued companies in which to invest. Despite these positive underlying factors, the Korean market continues to trade at a single-digit price-to-earnings (P/E) ratio. With this as a backdrop, we continue to look past the short-term concerns of foreign investors and are instead focusing on the attractive long-term investment opportunities we believe the Korean stock market has to offer.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Korean Advisor

Deutsche Investment Trust Management Company Limited ("DeITMC"), located at 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 35. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Changes in Officers and Director

On May 14, 2004, Richard T. Hale resigned as the fund's Chairman, President and Chief Executive Officer in connection with his forthcoming retirement as a Managing Director of DeIM. In anticipation of the resulting vacancies, the fund's Board of Directors on May 10, 2004 elected Robert J. Callander, an independent director, as Chairman of the Board. The fund's Board believes that its appointment of an independent director as Chairman reaffirms the Board's longstanding commitment to strong, independent oversight of the fund's operations, and to progressive governance practices that seek to protect and serve the interests of all of the fund's stockholders. The supermajority of the fund's directors (currently six out of seven) have always been independent directors, not affiliated with DeIM, the fund's investment manager.

In addition, the Board, at the recommendation of the Committee on Independent Directors, elected Vincent J. Esposito, a Managing Director of DeIM, as a director of the fund and Vice Chairman of the fund's Board, and elected Julian F. Sluyters, also a Managing Director of DeIM, as the fund's President and Chief Executive Officer.

On July 7, 2004, the Board of Directors appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Tender Offer for Fund Shares

In January and February 2004, the fund successfully completed a tender offer for 10% of its outstanding shares at a price of 95% of net asset value. The fund repurchased 4,966,409 shares in this tender offer.

At the same time, the fund's Board approved a program of making additional repurchase offers in the first quarter of 2005 and the first quarter of 2006. Each additional repurchase offer will be for 10% of the fund's shares at a price of 95% of net asset value and will be made, subject to fiduciary and other applicable requirements, if the fund's shares trade on the New York Stock Exchange at an average weekly discount from net asset value greater than 15% during a 13-week measuring period ending the preceding December 31.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has also authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the Board, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the year ended June 30, 2004, the fund repurchased 195,700 shares pursuant to this share repurchase plan as described above representing 0.4% of the shares outstanding as of June 30, 2004.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheKoreaFund.com or visit our Direct Link CEF.Scudder.com (do not use www.). The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of June 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-11.50	-	-11.13	-	-11.43	-	-10.73	-
One Year	27.66	27.66	24.15	24.15	21.67	21.67	17.84	17.84
Three Year	91.47	24.18	77.96	21.18	55.66	15.88	38.28	11.40
Five Year	57.19	9.47	50.92	8.58	-6.29	-1.29	-6.48	-1.33
Ten Year	21.55	1.97	63.90	5.07	-41.54	-5.22	-15.81	-1.70

Per Share Information and Returns (a)
	Yearly periods ended June 30

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	19.89	18.52	13.22	5.63	17.72	20.04	13.01	20.20	17.62	21.55
Income Dividends ($)	-	.06	-	-	-	-	.18	-	.18	.30
Capital Gains Distributions ($)	.15	.36	.60	-	-	-	1.41	.12	.67	-
Total Return (%)	13.00	-5.09	-24.40	-57.41	214.74	13.09	-25.01	56.39	-8.34	24.15

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Korea Stock Price Index ("KOSPI") in US Dollars.
(c) KOSPI in local terms.

KOSPI is a capitalization-weighted index of all common shares on the Korea Stock Exchanges. Index returns assume reinvestment of all dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of June 30, 2004

Asset Allocation	6/30/04	6/30/03

Common Stocks	84%	88%
Preferred Stocks	16%	11%
Corporate Bonds	-	1%
	100%	100%

Sector Diversification (Sector breakdown of the Fund's equity securities)	6/30/04	6/30/03

Information Technology	30%	23%
Consumer Discretionary	18%	14%
Financials	15%	20%
Materials	10%	12%
Energy	8%	2%
Consumer Staples	7%	6%
Telecommunications Services	6%	15%
Industrials	6%	7%
Utilities	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2004 (66.6% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	21.5%
2. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	8.6%
3. POSCO Manufacturer of hot and cold rolled steel products	6.4%
4. SK Telecom Co., Ltd. Provider of mobile telecommunication services	6.1%
5. Hyundai Motor Co., Ltd. Manufacturer of motor vehicles	4.9%
6. Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	4.4%
7. S-Oil Corp. Refines crude oil and sells petroleum and related products	3.9%
8. SK Corp. Refiner of oil in Korea	3.7%
9. Shinsegae Co., Ltd. Operator of discount stores	3.6%
10. Kookmin Bank Provider of commercial banking services	3.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please call 1-800-349-4281.

Investment Portfolio as of June 30, 2004

	Shares	Value ($)

Common Stocks 83.5%
Consumer Discretionary 11.7%
Auto Components 4.9%
Halla Climate Control Corp.	600,000	5,020,355
Hankook Tire Co., Ltd.	4,464,307	39,055,436
		44,075,791
Automobiles 0.7%
Hanil E-Wha Co., Ltd.	706,950	691,948
Nexen Tire Corp.	400,000	5,300,996
		5,992,944
Hotels, Restaurants & Leisure 2.3%
Hotel Shilla Co., Ltd.	858,391	3,970,383
Kangwon Land, Inc.	1,471,530	16,314,928
		20,285,311
Internet & Catalog Retailing 0.2%
LG Home Shopping, Inc.	56,200	2,287,917
Media 0.9%
Cheil Communications, Inc.	57,600	7,833,002
Multiline Retail 2.6%
Shinsegae Co., Ltd.	80,003	19,264,473
Taegu Department Store Co., Ltd. (b)	636,680	3,705,924
		22,970,397
Textiles, Apparel & Luxury Goods 0.1%
BYC Co., Ltd. (b)	39,530	1,301,117
Consumer Staples 5.5%
Beverages 1.8%
Hite Brewery Co., Ltd.	50,000	3,551,321
Nam Yang Dairy Products Co., Ltd. (b)	43,390	12,590,429
		16,141,750
Food Products 1.6%
CJ Corp.	99,606	5,392,269
Nong Shim Co., Ltd.	38,229	8,692,172
		14,084,441
Household Products 0.2%
LG Household & Health Care Ltd.	51,511	1,470,149
Tobacco 1.9%
KT&G Corp. 144A (GDR)	413,800	4,696,630
KT&G Corp.	552,570	12,779,228
		17,475,858
Energy 7.5%
Oil & Gas
S-Oil Corp.	827,300	34,539,506
SK Corp.	826,200	32,776,059
		67,315,565
Financials 13.5%
Banks 4.5%
Jeonbuk Bank (b)	2,706,500	8,673,928
Kookmin Bank (ADR)*	100,917	3,166,775
Kookmin Bank*	909,198	28,272,160
		40,112,863
Diversified Financial Services 0.4%
Dongwon Financial Holding Co., Ltd.	2	11
Nong Shim Holdings Co., Ltd.	22,521	924,639
Telephus Co., Ltd. (b) (d) (e)	2,266,667	2,944,998
		3,869,648
Insurance 8.6%
Korean Reinsurance Co.	164,331	6,049,431
Oriental Fire & Marine Insurance Co. (b)	584,860	8,004,147
Samsung Fire & Marine Insurance Co., Ltd.	979,625	62,706,182
		76,759,760
Health Care 0.2%
Biotechnology 0.0%
LG Life Sciences Ltd.*	14,825	357,623
Pharmaceuticals 0.2%
Yuhan Corp.	20,500	1,260,719
Industrials 5.8%
Commercial Services & Supplies 1.5%
S1 Corp.	564,270	13,196,440
Industrial Conglomerates 2.3%
Anycell, Inc. (b) (d) (e) (i)	1,250,000	0
Daeyang E&C Ltd.*	1,223,114	5,180,621
Hyundai Mobis	350,480	15,573,516
		20,754,137
Machinery 0.4%
HS R&A Co., Ltd.	162,670	666,461
Samsung Climate Control Co., Ltd. (b)	827,630	3,139,904
		3,806,365
Trading Companies & Distributors 0.9%
Jahwa Electronics Co., Ltd.	779,900	8,072,590
Transportation Infrastructure 0.7%
Korea Express Co., Ltd.*	301,880	6,184,029
Information Technology 23.8%
Electronic Equipment & Instruments 6.0%
Dae Duck Electronics Co., Ltd.	360,901	2,825,938
Hankuk Electric Glass Co., Ltd.	84,300	3,377,111
Interflex Co., Ltd.	178,700	4,496,522
Samsung Electro-Mechanics Co., Ltd.*	660,225	18,728,773
Samsung SDI Co., Ltd.	209,956	22,095,846
SE Co., Ltd. (b) (d) (e)	636,950	1,732,372
		53,256,562
Internet Software & Services 1.4%
Daum Communications Corp.*	275,000	12,719,792
Semiconductors & Semiconductor Equipment 16.4%
Samsung Electronics Co., Ltd. (j)	340,299	140,599,934
Seoul Semiconductor Co., Ltd.	571,200	6,407,137
		147,007,071
Materials 9.5%
Chemicals 1.5%
Korea Fine Chemical Co.	21,233	213,342
LG Chemical Ltd.	212,486	7,196,364
Samsung Fine Chemicals Co., Ltd.	425,000	6,147,683
		13,557,389
Metals & Mining 8.0%
Aldex Co., Ltd.	500,000	692,941
Dongkuk Steel Mill Co., Ltd.	1,170,900	9,036,569
Korea Iron & Steel Co., Ltd.	227,200	3,404,556
POSCO	443,000	57,173,668
SeAH Steel Corp.	152,100	1,193,613
		71,501,347
Telecommunication Services 6.0%
Wireless Telecommunication Services
SK Telecom Co., Ltd.*	329,990	54,307,579
Total Common Stocks (Cost $313,738,638)		747,958,156

Preferred Stock 15.9%
Consumer Discretionary 6.3%
Automobiles 4.9%
Hyundai Motor Co., Ltd. (2nd)	738,593	15,290,058
Hyundai Motor Co., Ltd. 144A (GDR)	3,020,000	28,690,000
		43,980,058
Hotels Restaurants & Leisure 0.0%
Hotel Shilla Co., Ltd.	32,070	126,669
Multiline Retail 1.4%
Shinsegae Co., Ltd.	55,784	12,828,629
Consumer Staples 1.2%
Beverages 0.0%
Nam Yang Dairy Products Co., Ltd. (b)	1,160	88,419
Food Products 1.1%
CJ Corp.	297,200	7,027,770
CJ Corp. (2nd)	50,335	1,940,154
CJ Corp. (3rd)	30,201	1,127,469
		10,095,393
Household Products 0.1%
LG Household & Health Care Ltd.	46,788	690,979
Energy 0.1%
Oil & Gas
S-Oil Corp.	32,040	682,706
Financials 1.6%
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	533,850	14,195,925
Information Technology 6.3%
Electronic Equipment & Instruments 0.5%
Samsung Electro-Mechanics Co., Ltd.*	156,360	2,166,964
Samsung SDI Co., Ltd.	34,318	1,875,674
		4,042,638
Semiconductors & Semiconductor Equipment 5.8%
Samsung Electronics Co., Ltd. (j)	198,201	52,018,105
Materials 0.4%
Chemicals
LG Chemical Ltd.	193,003	3,828,297
Total Preferred Stock (Cost $34,060,537)		142,577,818

Investment Fund 0.2%
Financials
Hankang Restructuring Fund (h) (Cost $2,065,316)	1,724,310	1,515,959

	Principal Amount (g)	Value ($)

Convertible Bonds 0.4%
Consumer Staples 0.0%
Haitai Confectionary Loan Certificates, 0.5%, 11/28/2009 (d) (f)	30,347,601	22,748
Financials 0.4%
LG Credit Card Ltd., 3.0%, 2/12/2009	6,000,000,000	3,845,820
Total Convertible Bonds (Cost $2,557,210)		3,868,568

	Shares	Value ($)

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.20% (c) (Cost $15,373)	15,373	15,373
Total Investment Portfolio - 100.0% (Cost $352,437,074) (a)		895,935,874

* Non-income producing security.
(a) The cost for federal income tax purposes was $354,564,262. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $541,371,612. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $554,119,490 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,747,878.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $4,700,118 (0.5% of net assets at June 30, 2004). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2004 aggregated $6,557,119. The securities may also have certain restrictions as to resale.
(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
The issuers of Anycell, Inc. and SE Co., Ltd. have given the Fund a put option, payable on demand. Information concerning such private placement securities at June 30, 2004 is as follows:
Restricted Securities	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
Anycell, Inc.	12/22/2000	2,020,774	-	-
SE Co., Ltd.	12/22/2000	1,616,637	1,732,372	0.2%
Telephus Co., Ltd.	6/10/2004	2,919,708	2,944,998	0.3%
		6,557,119	4,677,370	0.5%

(f) Company in restructuring process, principal only subject to repayment.
(g) Principal amount stated in Korean Won.
(h) The Fund owns 1.36% of the outstanding shares of Hankang Restructuring Fund, which is managed by Deutsche Investment Management Americas, Inc.
(i) Company is in process of liquidation.
(j) At June 30, 2004, 21.5% of the Fund's investment portfolio is invested in Samsung Electronics Co., Ltd.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004
Assets
Investments in securities, at value: Unaffiliated issuers (cost $316,647,655)	$ 853,739,263
Affiliated issuers (cost $35,774,046)	42,181,238
Investment in Scudder Cash Management QP Trust, at value (cost $15,373)	15,373
Total investments in securities, at value (cost $352,437,074)	895,935,874
Korean Won, at value (cost $70,364,159)	71,118,284
Receivable for investments sold	450,157
Dividends receivable	1,179,024
Interest receivable	66,141
Other assets	46,328
Total assets	968,795,808
Liabilities
Due to custodian bank	650,287
Payable for investments purchased	3,032,670
Accrued management fee	767,141
Other accrued expenses and payables	1,213,197
Total liabilities	5,663,295
Net assets, at value	$ 963,132,513
Net Assets
Net assets consist of: Undistributed net investment income	6,135,998
Net unrealized appreciation (depreciation) on: Investments	543,498,800
Won related transactions	755,092
Accumulated net realized gain (loss)	4,517,171
Cost of 5,307,409 shares held in treasury	(113,730,575)
Paid-in capital	521,956,027
Net assets, at value	$ 963,132,513
Net Asset Value per share ($963,132,513 / 44,701,493 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 21.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2004
Investment Income
Income: Dividends - unaffiliated issuers (net of foreign taxes withheld of $4,281,586)	$ 20,632,415
Dividends - affiliated issuers (net of foreign taxes withheld of $189,195)	959,133
Interest	691,505
Interest - Scudder Cash Management QP Trust	76,652
Total Income	22,359,705
Expenses: Management fee	9,794,394
Services to shareholders	65,985
Custodian and accounting fees	1,655,460
Auditing	114,384
Legal	630,800
Directors' fees and expenses	183,000
Reports to shareholders	182,856
Stock Exchange Listing Fees	126,790
Other	133,586
Total expenses, before expense reductions	12,887,255
Expense reductions	(23,592)
Total expenses, after expense reductions	12,863,663
Net investment income (loss)	9,496,042
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	25,007,147
Investments - Affiliated issuers	(3,748,082)
Won related transactions	1,206,876
22,465,941
Net unrealized appreciation (depreciation) during the period on: Investments	178,964,837
Won related transactions	536,916
179,501,753
Net gain (loss) on investment transactions	201,967,694
Net increase (decrease) in net assets resulting from operations	$ 211,463,736

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2004	2003
Operations: Net investment income (loss)	$ 9,496,042	$ 8,594,471
Net realized gain (loss) on investment transactions	22,465,941	(12,249,480)
Net unrealized appreciation (depreciation) on investment transactions during the period	179,501,753	(83,104,499)
Net increase (decrease) in net assets resulting from operations	211,463,736	(86,759,508)
Distributions to shareholders from: Net investment income	(14,901,571)	(8,788,367)
Net realized gains	-	(33,705,384)
Fund share transactions: Cost of shares repurchased	(3,258,069)	(912,981)
Cost of shares tendered	(108,814,019)	-
Cost of shares reacquired	-	(72,052)
Net increase (decrease) in net assets from Fund share transactions	(112,072,088)	(985,033)
Increase (decrease) in net assets	84,490,077	(130,238,292)
Net assets at beginning of period	878,642,436	1,008,880,728
Net assets at end of period (including undistributed net investment income of $6,135,998 and $10,334,649, respectively)	$ 963,132,513	$ 878,642,436
Other Information
Shares outstanding at beginning of period	49,863,602	49,939,049
Shares repurchased	(195,700)	(70,300)
Shares tendered	(4,966,409)	-
Shares reacquired	-	(5,147)
Net increase (decrease) in Fund shares	(5,162,109)	(75,447)
Shares outstanding at end of period	44,701,493	49,863,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 17.62	$ 20.20	$ 13.01	$ 20.04	$ 17.72
Income (loss) from investment operations
Net investment income (loss)[a]	.20	.17	.11	.17	.05
Net realized and unrealized gain (loss) on investment transactions	3.90	(1.90)	7.20	(5.61)	2.27
Total from investment operations	4.10	(1.73)	7.31	(5.44)	2.32
Less distributions from: Net investment income	(.30)	(.18)	-	(.18)	-
Net realized gains on investment transactions	-	(.67)	(.12)	(1.41)	-
Total distributions	(.30)	(.85)	(.12)	(1.59)	-
NAV accretion resulting from repurchases, shares tendered and reinvestment of distributions for shares at value	.13	.00[b]	.00[b]	-	-
Net asset value, end of period	$ 21.55	$ 17.62	$ 20.20	$ 13.01	$ 20.04
Market value, end of period	$ 18.85	$ 14.99	$ 16.44	$ 10.58	$ 14.06
Total Return
Per share net asset value (%)[c]	24.15	(8.34)	56.39	(25.01)	13.09
Per share market value (%)[c]	27.66	(4.29)	56.71	(13.16)	(5.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	963	879	1,009	651	1,002
Ratio of expenses before expense reductions (%)	1.27	1.26	1.21	1.24	1.20
Ratio of expenses after expense reductions (%)	1.27	1.26	1.21	1.23	1.19
Ratio of net investment income (loss) (%)	.94	.99	.69	1.18	.24
Portfolio turnover rate (%)	20	7	18	40	31

a Based on average shares outstanding during the period.
b Amount is less than $.005 per share.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from, or premium to, net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2004, the exchange rate for Korean Won was US $.00087 to W 1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 6,352,382
Undistributed net long-term capital gains	$ 6,427,975
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 541,371,612

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2004	2003
Distributions from ordinary income*	$ 14,901,571	$ 10,785,723
Distributions from long-term capital gains	$ -	$ 31,708,028

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are made available during the prior December and/or June and have a late-December and/or June ex-dividend date. Accordingly, Fund management has evaluated the evolution of the estimation process and the impact of the December and/or June ex-dividend date activity and has determined that dividend estimates are to be recorded by the Fund on such ex-dividend dates; any subsequent adjustments thereto by Korean corporations are to be recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $195,317,412 and $366,145,488, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. Deutsche Investment Trust Management Company Limited ("DeITMC"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund. The market value of Hankang Restructuring Fund, which is managed by the Manager, has been excluded from the net assets used to calculate the management fee. For the year ended June 30, 2004, the Manager did not impose a portion of its fee amounting to $21,072, and the portion imposed amounted to $9,773,322 which was equivalent to an annual effective rate of 0.96% of the Fund's average month-end net assets.

For the year ended June 30, 2004, the Manager agreed to reimburse the Fund $2,520 for expenses related to service provider fees.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend- paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2004, the amount charged to the Fund by SISC aggregated $16,200, of which $5,400 is unpaid at June 30, 2004.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended June 30, 2004 the amount charged to the Fund by SSC aggregated $15,000, $2,500 of which is unpaid at June 30, 2004.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended June 30, 2004, the amount charged to the Fund by SFAC aggregated $422,400, of which $134,255 is unpaid at June 30, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Stock Exchange. As of June 30, 2004, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the "FSC") before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund's holdings in each of LG Home Shopping, Inc. and SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2004.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At June 30, 2004, The President and Fellows of Harvard College held approximately 22% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended June 30, 2004 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	-	-	-	-	-
BYC Co., Ltd.	39,530	-	-	-	17,988	1,301,117
Jeonbuk Bank	2,706,500	10,214,288	-	-	-	8,673,928
LG Home Shopping, Inc.	56,200	-	12,258,852	(3,748,082)	465,030	NA**
Nam Yang Dairy Products Co., Ltd.	44,550	-	-	-	28,074	12,678,848
Oriental Fire & Marine Insurance Co.	584,860	1,993,778	-	-	423,371	8,004,147
Samsung Climate Control Co., Ltd.	827,630	-	-	-	17,342	3,139,904
SE Co., Ltd.	636,950	-	-	-	7,328	1,732,372
Taegu Department Store Co., Ltd.	636,680	4,079,748	-	-	-	3,705,924
Telephus Co., Ltd.	2,266,667	2,919,708	-	-	-	2,944,998
		19,207,522	12,258,852	(3,748,082)	959,133	42,181,238

* Net of foreign taxes withheld.
** Not an affiliate at June 30, 2004.

I. Common Stock

Shares issued in fiscal 2002 for the Dividend Reinvestment Plan were reacquired in the open market and retired in fiscal 2003.

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. During the years ended June 30, 2004 and June 30, 2003, the Fund purchased 195,700 and 70,300 shares of common stock on the open market at a total cost of $3,258,069 and $912,981, respectively. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0% and 16.0%, respectively. These shares are held in treasury.

K. Tender Offer Shares Program

On January 21, 2004, the Fund's Board of Directors approved a tender offer for up to 10% of its outstanding shares of common stock for cash, at a price per share equal to 95% of the net asset value on the business day after the day on which the offer expires. The tender offer commenced on January 23, 2004 and remained open through February 23, 2004. The tender offer was fully subscribed for the maximum limit of 10% of Fund shares outstanding aggregating 4,966,409 shares at a total cost of $108,814,019 ($21.91 per share). The discount of these purchases of tendered shares comparing the purchase price to the net asset value at the time of purchase was 5%. These shares are also held in treasury.

The Board also had approved a program of making additional repurchase offers, one in the first quarter of 2005 and one in the first quarter of 2006. Each additional repurchase offer would be for 10% of the Fund's shares, would be at a price of 95% of net asset value at the close of business on the day after the offer expires, and would be made, subject to fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 15% during a 13-week measuring period ending the preceding December 31. The Fund might at its option pay for shares repurchased in these additional offers with portfolio securities rather than cash, depending in part on whether the Fund is able to obtain an appropriate ruling from the Internal Revenue Service.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 18, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,530,000 as capital gain dividends for its year ended June 30, 2004, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $4,470,781 and earned $14,346,850 of foreign source income during the year ended June 30, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.10 per share as foreign taxes paid and $.33 per share as income earned from foreign sources for the year ended June 30, 2004.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Korea Fund, Inc. as of June 30, 2004. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder New Asia Fund, Inc., The Brazil Fund, Inc., and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (73) Chairman 2004-present Director 1996-present	Retired Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	4
Kenneth C. Froewiss (58) Director 2000-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (75) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	4
Ronaldo A. da Frota Nogueira (65) Director 2000-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	4
Susan Kaufman Purcell (62) Director 2001-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations	4
Kesup Yun (59) Director 1984-1988, 1994-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Director and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1,2] (48) Vice Chairman and Director 2004-present	Managing Director, DeAM (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	4
Julian F. Sluyters[2] (44) President and Chief Executive Officer 2004-present	Managing Director, DeAM (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); Chief Executive Officer of the Scudder Funds (203 funds); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998), UBS Global Asset Management
n/a
John J. Lee[2] (46) Vice President 1994-present	Managing Director of Deutsche Asset Management	n/a
John Millette[3] (41) Vice President and Secretary 1999-present	Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[4] (43) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002-present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds (1994-1999)
n/a
Charles A. Rizzo[3] (46) Treasurer and Chief Financial Officer 2002-present	Managing Director (since 2004) and Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Kathleen Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Kevin M. Gay[3,5] (44) Assistant Treasurer 2004-present	Vice President of Deutsche Asset Management (since 2002); formerly, Vice President and Director of PFPC, Inc. or its predecessor organization (1994-2002)	n/a
Salvatore Schiavone[3] (38) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (42) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: 345 Park Avenue, New York, New York
3 Address: Two International Place, Boston, Massachusetts
4 Address: One South Street, Baltimore, Maryland
5 Elected July 7, 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2004, The Korea Fuund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                 THE KOREA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

------------ ------------------- ------------------ ------------ --------------
Fiscal Year       Audit Fees       Audit-Related       Tax Fees     All Other
   Ended             Billed         Fees Billed         Billed     Fees Billed
  June 30,         to Fund            to Fund           to Fund      to Fund
------------ ------------------- ------------------ ------------ --------------
2004               $102,500              $185           $11,300       $0
------------ ------------------- ------------------ ------------ --------------
2003               $122,020             $1,205          $10,700       $0
------------ ------------------- ------------------ ------------ --------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

-------------- --------------------- ---------------------- -------------------
                   Audit-Related                                  All
                  Fees Billed to       Tax Fees Billed to    Other Fees Billed
Fiscal Year        Adviser and            Adviser and         to Adviser and
   Ended         Affiliated Fund        Affiliated Fund      Affiliated Fund
  June 30,      Service Providers      Service Providers    Service Providers
-------------- --------------------- ---------------------- -------------------
2004                 $807,051                 $0                    $0
-------------- --------------------- ---------------------- -------------------
2003                 $537,013               $55,500                 $0
-------------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------ ---------------- ----------------------- ---------------------- -------------------
                                Total Non-Audit Fees
                               billed to Adviser and
                                 Affiliated Fund
                                 Service Providers     Total Non-Audit Fees
                               (engagements related     billed to Adviser
                                 directly to the       and Affiliated Fund
                   Total          operations and        Service Providers
              Non-Audit Fees    financial reporting         (all other
Fiscal Year   Billed to Fund        of the Fund)           engagements)        Total of (A), (B)
  Ended
 June 3,          (A)                 (B)                     (C)                  and (C)
------------ ---------------- ----------------------- ---------------------- -------------------
2004             $11,300                $0                 $1,722,293             $1,733,593
------------ ---------------- ----------------------- ---------------------- -------------------
2003             $10,700             $55,500               $6,200,636             $6,266,836
------------ ---------------- ----------------------- ---------------------- -------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Kenneth C. Froewiss
(Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira,
Susan Kaufman Purcell, and Kesop Yun.

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

o        Shareholder  Rights -- The advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem  poison  pills,  and votes  "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor  generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee  should be recused from  participating in a  particular  proxy vote,  it will  inform the proxy  voting  committee.  If notified  that the advisor has a material  conflict,  or fewer than three voting members are eligible to  participate  in the proxy vote,  typically  the advisor will  engage an  independent  third  party to vote the proxy or follow the proxy
voting   recommendations   of  an   independent   third  party.   Under  certain
circumstances,  the advisor  may not be able to vote  proxies or the advisor may find  that the  expected  economic  costs  from  voting  outweigh  the  benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local  restrictions or customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         REPURCHASE DISCLOSURE

--------------------------------------------------------------------------
                                        (a)                   (b)

                                        Total Number      Average Price
Period                                  of Shares         Paid per Share
                                        Purchased*,**

--------------------------------------------------------------------------

July 1 through July 31, 2003                25,700              $15.6688
August 1 through August 31, 2003            30,000              $15.9414
September 1 through September 30, 2003      40,000              $16.5654
October 1 through October 31, 2003          30,000              $16.6987
November 1 through November 30, 2003        30,000              $17.1402
December 1 through December 31, 2003        36,000              $17.3455
January 1 through January 31, 2004          4,000               $18.7300
February 1 through February 29, 2004      4,966,409             $21.9100
March 1 through March 31, 2004                0                    $0
April 1 through April 30, 2004                0                    $0
May 1 through May 31, 2004                    0                    $0
June 1 through June 30, 2004                  0                    $0

--------------------------------------------------------------------------
Total                                     5,162,109             $21.7105
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      (c)                  (d)
                                      Total Number of      Maximum Number of
                                      Shares Purchased     Shares that May Yet
Period                                as Part of           Be Purchased
                                      Publicly Announced   Under the
                                      Plans or Programs    Plans or Programs
--------------------------------------------------------------------------------

July 1 through July 31, 2003                   n/a                n/a
August 1 through August 31, 2003               n/a                n/a
September 1 through September 30, 2003         n/a                n/a
October 1 through October 31, 2003             n/a                n/a
November 1 through November 30, 2003           n/a                n/a
December 1 through December 31, 2003           n/a                n/a
January 1 through January 31, 2004             n/a                n/a
February 1 through February 29, 2004        4,966,409             $0
March 1 through March 31, 2004                 n/a                n/a
April 1 through April 30, 2004                 n/a                n/a
May 1 through May 31, 2004                     n/a                n/a
June 1 through June 30, 2004                   n/a                n/a

--------------------------------------------------------------------------------
Total                                          n/a                n/a
--------------------------------------------------------------------------------

* 195,700 shares were purchased in open market transactions.

** 4,966,408.9739 shares were purchased pursuant to a tender offer, which was announced on January 21, 2004, commenced on January 23, 2004, and expired on
February 23, 2004, the date set in the tender offer document. The Fund purchased these shares at a price of $21.91 per share. The Fund had approved the tender offer for up to 4,966,590 of its issued and outstanding shares.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The   Committee  on   Independent   Trustees/Directors   selects  and  nominates
Independent Trustees/Directors.  Fund shareholders may also submit nominees that will be  considered by the committee  when a Board vacancy  occurs.  Submissions should be mailed to the  attention  of the  Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Korea Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The Korea Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004